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                                                             EXHIBIT 10.2

                                KINETIC VENTURES LTD.
                           850 - 1095 WEST PENDER STREET
                              VANCOUVER, B.C.  V6E 2M6


December 1, 1998

NORTHFIELD CAPITAL CORPORATION
Suite 1100, 350 Bay Street
Toronto, Ontario  M5H 2S6

284085 B.C. LTD.
Suite 390, 1122 Mainland Street
Vancouver, B.C.  V6B 5L1

I5IVE COMMUNICATIONS INC.
Suite 390, 1122 Mainland Street
Vancouver, B.C.  V6B 5L1

Dear Sirs:

Re:  Purchase of Shares of i5ive communications inc. (the "Company")
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Kinetic Ventures Ltd. hereby agrees that notwithstanding the provisions of the last paragraph contained under the heading "G. Post Closing Transactions" in the Share Purchase Agreement dated October 9, 1998, as amended, among Kinetic Ventures Ltd., Northfield Capital Corporation, 284085 B.C. Ltd. and i5ive communications inc. the indebtedness owing to the Company's shareholders, directors and officers referred to in such paragraph may be repaid in the normal course.

KINETIC VENTURES LTD.

Per: /s/ Brian E. Bayley
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     Signature

     Brian E. Bayley
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     Name           Position